THE ADVISORS' INNER CIRCLE FUND

              WESTWOOD SHORT DURATION HIGH YIELD FUND (THE "FUND")

                        SUPPLEMENT DATED OCTOBER 9, 2014
                                     TO THE
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                              DATED MARCH 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The disclosure in the subsection entitled "Sub-Advisory Fees" on page S-27 of the SAI is hereby deleted in its entirety and replaced with the following:

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at an annual rate of 0.35% of the Westwood Short Duration High Yield Fund's average daily net assets.

For the fiscal years ended October 31, 2012 and 2013, the Adviser paid the Sub-Adviser the following sub-advisory fees:

--------------------------------------------------------------------------------
FUND                                                   CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
                                                        2012          2013
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund               $81,600(1)    $238,307
--------------------------------------------------------------------------------

(1) Represents the period from December 28, 2011 (commencement of Fund operations) to October 31, 2012.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WHG-SK-036-0100